[Graphic]
 Federated Investors

Federated

Stock and Bond Fund, Inc.

Annual Report

October 31, 1998

INCORPORATED 1934

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report for Federated Stock and Bond Fund, Inc. The fund had its origin in the Income Foundation Fund, which was created in the mid-1930s. This report covers the 12-month period from November 1, 1997 through October 31, 1998. It begins with an interview with Joseph Balestrino, Senior Vice President, who co-manages the fund with Michael P. Donnelly, Vice President, both of Federated Management. Following their discussion, detailing both the stock and bond markets and the fund's strategies, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

Federated Stock and Bond Fund, Inc. gives shareholders the opportunity to participate in the benefits of two key financial markets. This diversification helps to reduce risk as you pursue growth of capital and income. The fund's "best of both worlds" approach has served shareholders extremely well since the fund began operation, as the following total returns, based on net asset value, indicate.*

Class A Shares (Since December 31, 1968), 11.09%

Class B Shares (Since August 30, 1996), 10.26%

Class C Shares (Since August 30, 1996), 10.21%

The fund's balanced portfolio continues to emphasize diversification and quality. At the end of the reporting period, the fund's $234 million portfolio was diversified across more than 190 securities. During the fiscal year, the securities markets experienced more than usual volatility as the table below indicates. Nevertheless, the Fund experienced a total return of more than 10% for all share classes.**

                   TOTAL               CAPITAL      NET ASSET
                  RETURN     INCOME    GAINS       VALUE CHANGE

Class A Shares    11.09%     $0.69    $2.65      $20.46 to $19.14 = (6%)
Class B Shares    10.26%     $0.57    $2.65      $20.45 to $19.10 = (6%)
Class C Shares    10.21%     $0.57    $2.65      $20.42 to $19.07 = (6%)


* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total returns since the fund began operation through October 31, 1998, based on offering price (i.e., less any applicable sales charge), were: Class A Shares, 8.89%; Class B Shares, 16.29%; and Class C Shares, 9.28%.

** Total returns for the reporting period for Class A, B, and C Shares, based on offering price (i.e., less any applicable sales charge), were 4.98%, 5.12%, and 9.28%, respectively.

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. You can easily increase your participation in the performance potential of this diversified stock and bond portfolio by reinvesting your quarterly earnings automatically in additional fund shares.

As always, we welcome your comments, questions, and suggestions.

Sincerely,

[Graphic]

John F. Donahue

President

December 15, 1998

INVESTMENT REVIEW

[Graphic]

Joseph Balestrino
Senior Vice President
Federated Management

[Graphic]

Michael P. Donnelly
Vice President
Federated Management

[Shareholders' Note: This fund is co-managed by Michael P. Donnelly, who is primarily responsible for the "stock" portion of the fund's portfolio, and Joseph Balestrino, who is primarily responsible for the "bond" portion of the fund's portfolio.]

[Graphic]

WHAT ARE YOUR  COMMENTS  ON THE  STOCK AND BOND  MARKETS  DURING  THE  REPORTING
PERIOD?

STOCKS

The past 12 months have been marked by increased volatility and a "flight to quality" in the markets. The "Asian contagion," economic uncertainty, the unwinding of hedge fund leverage, lower commodity prices, and general investor unrest caused the equity markets to favor ultra-large, high-quality, growth stocks over the past fiscal year.

This narrow market participation, despite overall healthy market returns, made it very difficult for active value managers to provide competitive total returns relative to the Standard & Poor's ("S&P") 500 Index,* which returned 21.99% for the 12-month reporting period. In fact, the majority of the markets' return has been focused in the 45 largest companies that account for one-half of the S&P 500 Index's market weighting. The dominance of the "Nifty Fifty" is shown by the fact that the average stock in the S&P 500 Index returned only 9.20% for the 12-month period. The difference between the total return of the S&P 500 Index and the return of the average stock in the S&P 500 Index is the largest seen since the early 1970s. Value stocks also struggled over the past year as economically sensitive and commodity-exposed stocks lost favor. For the fiscal year ended October 31, 1998, the S&P 500/Barra Value Index returned 11.50%.*

* The S&P 500 Index is comprised of stocks in industry, transportation, financial, and public utility companies. The S&P 500/Barra Value Index is a market-capitalization weighted index of the stocks in the S&P 500 Index having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 Index on a market capitalization basis. These indices are unmanaged and investments cannot be made in an index.

BONDS

The fiscal year ended October 31, 1998 was positive for most fixed-income investors, particularly those in the highest quality debt sectors. Interest rate levels declined significantly over the period for all points along the U.S. Treasury maturity spectrum. The largest interest rate decrease occurred in the two-year Treasury maturity, which fell approximately 150 basis points in yield. There were two predominant reasons for the interest rate decline: 1) a slower growth economic environment; and 2) dramatic economic/financial marketplace volatility in non-U.S. markets.

Throughout much of calendar year 1998, corporate earnings were considerably below initial Wall Street analysts' expectations. The corresponding concern over the future growth potential of the U.S. economy, in combination with sustained low inflation, caused U.S. Treasury yields to fall. Additionally, the global financial marketplace became far more unstable over the fiscal year. Problems emanating out of Asia in the second half of 1997 quickly spread to Russia and Latin America during the first three quarters of 1998. The result was a worldwide "flight to quality" into U.S. Treasury securities. As the fiscal year was coming to a close, the Federal Reserve Board reversed monetary policy and twice decreased the Fed Funds Target Rate, creating a further rally in high-quality bonds.

In terms of relative performance within the various fixed-income sectors, the general rule over the past year was that higher quality bonds outperformed lower quality bonds, and domestic bonds outperformed international bonds. The star performers were U.S. Treasuries, perceived to be the highest quality investment worldwide. All other investment-grade sectors (corporate bonds, mortgage-backed securities, asset-backed securities) produced positive rates of return, but fell short of U.S. Treasuries. As one moved into below investment-grade and international emerging market debt securities, the returns were modestly positive or negative over the fiscal year.

[Graphic]

HOW DID FEDERATED STOCK AND BOND FUND, INC. PERFORM FOR ITS
SHAREHOLDERS DURING THE 12-MONTH REPORTING PERIOD?

For the fiscal year ended October 31, 1998, the fund's Class A, B, and C Shares produced total returns of 11.09%, 10.26%, and 10.21%, respectively, based on net asset value.* These returns all outpaced the 9.13% average total return of the balanced funds tracked by Lipper Analytical Services, Inc.+

[Graphic]

MICHAEL,   WHAT  IS  YOUR   STRATEGY  IN  A  MARKET   THAT  HAS  BEEN   FAVORING
GROWTH-ORIENTED STOCKS?

Looking ahead, despite the recent underperformance of the "value" style of investing, we remain committed to our investment disciplines. Over time, we believe that our proprietary valuation models and security selection process can add value for our investors. Our focus is to identify leading companies which are temporarily out of favor and appear inexpensive relative to their history and the market, as well as to their expected growth. We will continue to add these undervalued securities to the portfolio and eliminate those which appear overvalued. History has shown that after periods of narrow market leadership dominated by a handful of growth stocks, active value management can provide opportunities for superior returns.

* Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 4.98%, 5.12%, and 9.28%, respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

[Graphic]

WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?
Our recent purchases included the following:

ELECTRONIC DATA SYSTEMS CORP. (0.67% of net assets)-Electronic Data is a leading player in the information technology outsourcing industry. The company is trading at an all-time low relative valuation due to fears of decelerating profitability. However, margins in the fast- growing non-General Motors business have stabilized, and the overall business mix is becoming less reliant on the low-margin General Motors relationships.

FPL GROUP, INC. (0.56% of net assets)-FPL is a top-quality electric utility run by a strong management team in an extremely attractive service territory. The electric utility industry, in general, appears undervalued on our disciplines.

HASBRO, INC. (0.53% of net assets)-Hasbro is an attractively valued leading toy manufacturer. Fueled by Star Wars, Tiger Interactive, and Teletubbies, the company is leveraging its portfolio of brands and improving profitability.

KING WORLD PRODUCTIONS, INC. (0.52% of net assets)-This free cash flow machine possesses a valuable programming franchise anchored by Oprah Winfrey. A consolidating entertainment industry and a new stable of shows led by the new Hollywood Squares show makes this an attractive addition to the portfolio.

SUN MICROSYSTEMS, INC. (1.17% of net assets)-This is a rare example of a company selling at a historically low valuation without the usual decline in fundamentals associated with such events. We established a position in this company due to continued strength in their core business, and the belief that Unix will retain its choke-hold on the core of the enterprise, despite the much feared threat of Microsoft NT making inroads into their market.

[Graphic]

JOSEPH, DID YOU MAKE ANY ADJUSTMENTS TO THE DURATION AND QUALITY OF THE FUND'S BOND HOLDINGS?

The fund's bond portfolio composition was purposefully and consistently adjusted toward a longer duration and higher quality average over the fiscal year. Fund management held a macro-economic view that the rate of corporate earnings growth would meaningfully slow, and inflation would not become a significant threat. In this environment, which essentially played out over the past year, interest rates tend to fall, and higher quality bonds tend to outperform lower quality bonds. Thus, the portfolio duration was approximately six months longer than the target of a year ago, and the percentage of assets in high-yield corporate securities was reduced from levels of a year ago.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF OCTOBER 31, 1998, AND HOW WERE THE FUND'S HOLDINGS DIVERSIFIED BY INDUSTRY AND QUALITY?

                            PERCENTAGE OF

STOCKS                     STOCK PORTFOLIO
Sun Microsystems, Inc.          2.3%
CIGNA Corp.                     2.0%
Bristol-Myers Squibb Co.        1.9%
Lexmark Int'l. Group            1.9%
Pharmacia & Upjohn, Inc.        1.9%
Wal-Mart                        1.9%
Loews Corp.                     1.7%
UST, Inc.                       1.7%
Ingersoll Rand Co.              1.6%
News Corp., Ltd.                1.6%
                   TOTAL       18.5%

                           PERCENTAGE OF    PERCENTAGE OF

SECTOR                    STOCK PORTFOLIO  S&P 500 INDEX
Finance                        13.4%         15.2%
Technology                     13.2%         17.1%
Utilities                      11.2%         11.2%
Producer Manufacturing         11.3%          7.1%
Health Care                    10.3%         13.0%
Energy/Minerals                 9.5%          7.1%
Consumer Non-Durables           7.2%         10.5%
Services                        7.2%          4.9%
Consumer Durables               5.2%          3.0%
Basic Industry                  4.2%          4.0%
Retail Trade                    3.6%          5.9%
Transportation                  2.4%          1.0%

                                           PERCENTAGE OF

BONDS                                      BOND PORTFOLIO
U.S. Treasury Note, 5.250% due 08/15/2003     5.89%
U.S. Treasury Note, 5.625% due 05/15/2008     3.99%
U.S. Treasury Note, 7.875% due 11/15/2004     3.78%
U.S. Treasury Bond, 6.375% due 08/15/2027     2.24%
Federal Home Loan Bank, 5.800%
due 9/02/2008                                 2.03%
CNA Financial Corp., 7.250% due 11/15/2023    1.87%
Figgie International, 9.875% due 10/01/2099   1.82%
Trans Ocean Container Corp., 12.250%
due 07/01/2004                                1.62%
INCO Ltd., 9.600% due 06/15/2022              1.51%
Shopko Stores, 9.250% due 3/15/2022           1.47%
TOTAL                                        26.22%

               PERCENTAGE OF
                 THE BOND

BOND QUALITY     PORTFOLIO
AAA               31.70%
AA                 2.71%
A                 24.38%
B                  3.43%
BBB               26.78%
BB                10.23%
CCC                0.18%

[Graphic]

AS WE  PREPARE  TO GREET  1999,  WHAT IS YOUR  OUTLOOK  FOR THE  STOCK  AND BOND
MARKETS?

STOCKS

Excessive valuation continues to be our major concern as we look into 1999. Over the second half of 1998, the interest rate and inflation outlook significantly improved, making stocks more attractive as long-term savings vehicles relative to fixed-income alternatives. However, as powerful as lower interest rates are in aiding valuations, the deterioration in prospective earnings seems to offset much of this positive influence. Wall Street's earnings estimates for 1999 remain too high, and the prospects of a flat earnings year are real. However, considering the market's tremendous rebound off the low on October 8, 1998, it seems that ample liquidity will continue to rule the day. Given that we see no recession in 1999, we remain cautiously optimistic about the market's outlook. We do believe that large-cap "value" stocks should provide better returns than large-cap "growth" stocks given the extremes in relative valuation and 1998 performance. The broader market should also perform more positively relative to the major indices as valuation disparities are addressed.

BONDS

Our basic bond market outlook remains largely unchanged. Over the coming year, it appears reasonable to expect continued moderation in economic activity and corporate earnings growth. The domestic economic fundamentals point to a conclusion that the United States may be in the latter stages of the business cycle. Given this outlook, our expectation is for a favorable year ahead in the bond market. Having said that, the bond market may have already experienced the major "flight to quality" technical move upward in price, and we expect economic fundamentals may dominate the bond market going forward.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN

FEDERATED STOCK AND BOND FUND, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $30,000 IN THE CLASS A SHARES OF FEDERATED STOCK AND BOND FUND, INC. ON 12/31/68, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $378,993 ON 10/31/98. YOU WOULD HAVE EARNED AN 8.87%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/98, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (0.05%), 11.18%, and 10.42%, respectively. Class B Shares' average annual 1-year and since-inception (8/30/96) total returns were (0.76%) and 14.55%, respectively. Class C Shares' average annual 1-year and since-inception (8/30/96) total returns were 3.96% and 8.77%, respectively.**

[Graphic]

 * Total return represents the change in the value of an investment after investing all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED STOCK AND BOND FUND, INC.

ONE STEP AT AT TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 29 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO

$212,323.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $30,000, but your account would have reached a total value of $212,323* by 10/31/98. You would have earned an average annual total return of 10.89%.

A practical investment plan helps you pursue long-term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic]

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED STOCK AND BOND FUND, INC.

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1988, they invested $5,000 in Class A Shares of Federated Stock and Bond Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment, along with their additional monthly $250 investments totaling $35,000, has grown to $68,097. This represents an 11.31% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic]

  This hypothetical scenario is provided for illustrative purposes only and does
not  represent  the  result  obtained  by  any  particular   shareholder.   Past
performance does not guarantee future results.

FEDERATED STOCK AND BOND FUND, INC.

CLASS A SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED STOCK AND BOND FUND, INC.
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $25,000* in Federated Stock and Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1988 to October 31, 1998, compared to Standard & Poor's 500 Index (S&P 500),+ the Lehman Brothers Governement /Corporate Bond Index (LBGCBI)+ and the Lipper Balanced Funds Average (LBFA).++

[Graphic]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $25,000 in the Fund after deducting the maximum sales charge of 5.50% ($25,000 investment minus $1,375 sales charge = $23,625). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

 ** Total return quoted reflects all applicable sales charges.

 + The S&P 500 and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

 ++ The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED STOCK AND BOND FUND, INC.

CLASS B SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED STOCK AND BOND FUND, INC.
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $25,000* in Federated Stock and Bond Fund, Inc. (Class B Shares) (the "Fund") from August 30, 1996 (start of performance) to October 31, 1998, compared to Standard & Poor's 500 Index (S&P 500),+ the Lehman Brothers Government/Corporate Bond Index (LBGCBI)+ and the Lipper Balanced Funds

Average (LBFA).++

[Graphic]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $25,000 in the Fund. The ending value of the fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

 ++ The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED STOCK AND BOND FUND, INC.

CLASS C SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED STOCK AND BOND FUND, INC.
(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $25,000* in the Federated Stock and Bond Fund, Inc. (Class C Shares) (the "Fund") from August 30, 1996 to October 31, 1998, compared to Standard & Poor's 500 Index (S&P
500),+ the Lehman Brothers Government/Corporate Bond Index (LBGCBI)+ and the Lipper Balanced Funds Average (LBFA).++

[Graphic]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $25,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI, and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

 ++ The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED STOCK AND BOND FUND, INC.

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 1998


SHARES
VALUE


COMMON STOCKS-51.3%

                 BASIC
INDUSTRY-2.2%

     77,200      Archer-Daniels-Midland Co.  $   1,288,275
     43,800      Crown Cork & Seal Co., Inc.  1,396,125
     13,000      Dow Chemical Co.  1,217,125

    189,500      LTV Corp.  1,160,687

Total                                                              5,062,212

                 CONSUMER
DURABLES-2.7%

     64,000      Cooper Tire & Rubber Co.  1,064,000
     19,000      Eastman Kodak Co.  1,472,500
     20,700      General Motors Corp.  1,305,394
     35,000      Hasbro, Inc.  1,227,187
     38,000      Rubbermaid, Inc.  1,261,125

Total                                                              6,330,206

                 CONSUMER
NON-DURABLES-3.7%

     24,500      Kimberly-Clark Corp.  1,182,125
     33,000      Philip Morris Cos., Inc.  1,687,125
     35,100      RJR Nabisco Holdings Corp.  1,002,544
     20,000      Sara Lee Corp.  1,193,750
     60,500      UST, Inc.  2,057,000

     20,800      Unilever N.V.,

ADR                                                 1,565,200

Total                                                              8,687,744

                 ENERGY
MINERALS-5.0%

     11,500      Atlantic Richfield Co.  792,062
     14,500      Chevron Corp.  1,181,750

    114,500      ENSCO International, Inc.  1,538,594
     20,700      Exxon Corp.  1,474,875
     35,000      Occidental Petroleum Corp.  695,625
     16,500      Royal Dutch Petroleum Co.,
ADR                                       812,625

FEDERATED STOCK AND BOND FUND, INC.


SHARES
VALUE


COMMON STOCKS-CONTINUED

                 ENERGY

MINERALS-CONTINUED

     44,000      Sun Co., Inc.  $   1,509,750
     18,500      Texaco, Inc.  1,097,281
     44,500      USX Marathon Group, Inc.  1,454,594
     33,700      YPF Sociedad Anonima,

ADR                                            975,194

Total                                                             11,532,350

FINANCE-7.0%

     21,000      Allmerica Financial Corp.  1,050,000
     29,900      Allstate Corp.  1,287,569
     23,500      Bear Stearns Cos., Inc.  838,656
     26,000      Block (H&R), Inc.  1,165,125
     37,000      Boston Properties, Inc.  1,054,500
     32,900      CIGNA Corp.  2,399,644
     41,700      Conseco, Inc.  1,446,469

      5,300      General RE Corp.  1,164,344

     23,500      Hartford Financial Services Group, Inc.  1,248,437

     16,500      MBIA

INS                                                           1,008,562
     21,000      Marsh & McLennan Cos., Inc.  1,165,500
     18,500      Morgan Stanley, Dean Witter & Co.  1,197,875
     33,000      Washington Mutual, Inc.  1,235,438

Total                                                             16,262,119

                 HEALTH
CARE-5.4%

     38,800      Abbott

Laboratories                                                1,821,175
     21,500      Baxter International, Inc.  1,288,656

    102,500  (a)  Beverly Enterprises, Inc.  691,875
     20,900      Bristol-Myers Squibb Co.  2,310,756
     11,000      Merck & Co., Inc.  1,487,750
     43,100      Pharmacia & Upjohn, Inc.  2,281,606
     20,000      Smithkline Beecham Corp.,

ADR                                      1,275,000
     29,900      United Healthcare Corp.  1,302,519

Total                                                             12,459,337


FEDERATED STOCK AND BOND FUND, INC.


SHARES
VALUE


COMMON STOCKS-CONTINUED

                 PRODUCER
MANUFACTURING-5.9%

     29,000      Deere & Co.  $   1,025,875
     39,000      Ingersoll-Rand Co.  1,969,500
     28,000      Johnson Controls, Inc.  1,575,000
     33,000  (a)  Lexmark Intl. Group, Class

A                                       2,307,937
     22,000      Loews Corp.  2,066,625
     41,000      Parker-Hannifin Corp.  1,465,750
     21,100      Philips Electronics N.V.,

ADR                                      1,157,863
     34,500      Tenneco, Inc.  1,047,938
     18,000      Tyco International Ltd.  1,114,875

Total                                                             13,731,363

                 RETAIL
TRADE-1.9%

     33,500      Dillards, Inc., Class
A                                            1,040,594

     76,000  (a)  K Mart Corp.  1,073,500
     32,500      Wal-Mart Stores, Inc.  2,242,500

Total                                                              4,356,594

SERVICES-3.7%
     12,500      ABB AB,

ADR                                                        1,312,500
     46,500  (a)  King World Productions, Inc.  1,220,625
     80,600      News Corp. Ltd.,

ADR                                               1,949,512
     41,600  (a)  Tricon Global Restaurants, Inc.  1,809,600
     20,500  (a)  Viacom, Inc., Class
A                                              1,217,188
     26,400      Waste Management, Inc.  1,191,300

Total                                                              8,700,725

TECHNOLOGY-6.8%

     37,507      AMP, Inc.  1,540,131
     38,500      Electronic Data Systems Corp.  1,566,469
     70,500      First Data Corp.  1,868,250
     12,000      International Business Machines Corp.  1,781,250
     16,000      Northrop Gruman Corp.  1,276,000
     87,500  (a)  Novell, Inc.  1,301,562
     21,000      Raytheon Co., Class
A                                              1,176,000

FEDERATED STOCK AND BOND FUND, INC.


SHARES
VALUE


COMMON STOCKS-CONTINUED

TECHNOLOGY-CONTINUED

     39,000  (a)  Seagate Technology, Inc.  $   1,028,625
     49,000  (a)  Storage Technology Corp.  1,638,438
     47,000  (a)  Sun Microsystems, Inc.  2,737,750

Total                                                             15,914,475

TRANSPORTATION-1.2%

     32,500      CNF Transportation, Inc.  983,125
     31,000      KLM Royal Dutch Airlines,

ADR                                        935,812
     39,500      Ryder Systems, Inc.  972,688

Total                                                              2,891,625

UTILITIES-5.8%

     21,500      AT&T Corp.  1,338,375
     27,000      Bell Atlantic Corp.  1,434,375
     30,000      Coastal Corp.  1,057,500
     57,000      Entergy Corp.  1,638,750
     21,000      FPL Group, Inc.  1,313,812
     20,600      GTE Corp.  1,208,962
     41,500      Houston Industries, Inc.  1,289,094
     48,500      P G & E Corp.  1,476,219
     35,500      Public Service Enterprises Group, Inc.  1,349,000
     25,500      U.S. West, Inc.  1,463,063

Total                                                             13,569,150
                 TOTAL COMMON STOCKS (IDENTIFIED COST
$97,888,013)                119,497,900
PREFERRED STOCKS-0.7%

FINANCE-0.4%

      1,000      Highwoods Properties, Inc., REIT Perpetual Pfd. Stock,
Series A,

$8.625
895,980

TECHNOLOGY-0.3%

      6,371      Microsoft Corp., Cumulative Conv. Pfd., Series A,
$2.20              622,765
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST
$1,589,865)                1,518,745


FEDERATED STOCK AND BOND FUND, INC.

PRINCIPAL

AMOUNT
VALUE


        ASSET-BACKED  SECURITIES-0.6%  $ 1,250,000 (b) 125 Home Loan Owner Trust
1998-1A, Class B1, 9.26%, 2/15/2029 $ 1,114,850

    295,895       (b) SMFC Trust Asset-Backed Certificates, Series 1997-A, Class
                  4, 7.7191%,

1/28/2035                                                  266,953
                 TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST

$1,520,065)         1,381,803
CORPORATE BONDS-29.1%

AUTOMOBILE-0.3%

    800,000      Hertz Corp., Sr. Note, 7.00%,
1/15/2028                              774,448

BANKING-0.9%

    500,000  (b) Den Danske Bank, Note, 7.40%,
6/15/2010                              528,015

  1,000,000      National Bank of Canada, Montreal, Sub. Note, 8.125%,
8/15/2004    1,150,310

    500,000  (b) Swedbank, Sub., 7.50%,
11/1/2049                                     485,435

Total                                                              2,163,760

                 BASIC
INDUSTRY-2.6%

  1,000,000      Barrick Gold Corp., Deb., 7.50%,
5/1/2007                          1,100,630

  1,325,000      INCO Ltd., Note, 9.60%,
6/15/2022                                  1,547,468

    500,000  (b) Normandy Finance Ltd., Company Guarantee, 7.50%,
7/15/2005           511,270

  1,000,000      Placer Dome, Inc., Deb., 8.50%,
12/31/2045                           971,740

    150,000      Pope & Talbot, Inc., Deb., 8.375%,
6/1/2013                          139,111

    200,000      Santa Fe Pacific Gold, Deb., 8.375%,
7/1/2005                        227,440

    680,000      Southdown, Inc., Sr. Sub. Note, Series B, 10.00%,
3/1/2006           766,700

    500,000      Sweden, Kingdom of, Deb., 10.25%,
11/1/2015                          714,885

Total                                                              5,979,244

CHEMICALS-0.4%

  1,250,000  (b) Reliance Industries Ltd., Note, 8.25%,
1/15/2027                     953,125

                 CONSUMER
DURABLES-0.9%

    500,000      Arvin Industries, Inc., 9.50%,
2/1/2027                              542,245

    675,000      Arvin Industries, Inc., Note, 6.75%,
3/15/2008                       675,905

    850,000      Dana Corp., Note, 7.00%,
3/15/2028                                   858,907

Total                                                              2,077,057


FEDERATED STOCK AND BOND FUND, INC.

PRINCIPAL

AMOUNT
VALUE


CORPORATE BONDS-CONTINUED

                 CONSUMER
NON-DURABLES-0.9%

$ 1,281,000      Philip Morris Cos., Inc., Deb., 6.00%,
7/15/2001               $   1,301,458

    750,000      Philip Morris Cos., Inc., Deb., 7.75%,
1/15/2027                     820,065

Total                                                              2,121,523

EDUCATION-0.3%

    750,000      Boston University, 7.625%,
7/15/2097                                 814,583

                 ENERGY
MINERALS-0.6%

    500,000      Occidental Petroleum Corp., Note, 8.50%,
9/15/2004                   511,690

    750,000      Sun Co., Inc., Deb., 9.00%,
11/1/2024                                891,908

Total                                                              1,403,598

FINANCE-8.1%

    500,000      Amvescap PLC, Sr. Note, 6.60%,
5/15/2005                             510,335

  1,000,000      Santander Finance Issuance, Ltd. Bank Guarantee, 7.875%,

4/15/2005                                                          1,068,690
  2,000,000      CNA Financial Corp., Deb., 7.25%,
11/15/2023                       1,919,520
    450,000      Conseco, Inc., Note, 6.40%,

2/10/2003                                440,033
  1,000,000      Conseco, Inc., Sr. Note, 10.50%,

12/15/2004                        1,172,040
    250,000      Continental Corp., Note, 8.25%,

4/15/1999                            252,848
  1,250,000      Delphi Funding Series A, Note, 9.31%,

3/25/2027                    1,364,525

    250,000      Delphi Financial Group, Inc., Sr. Note, 8.00%,
10/1/2003             265,800

  1,000,000  (b)  Equitable Life, Note, 7.70%,
12/1/2015                             1,078,280

    750,000      FirstBank Puerto Rico, Sub. Note, 7.625%,
12/20/2005                 767,490

  1,000,000      Ford Motor Credit Corp., Unsub., 6.875%,
6/5/2001                  1,036,810

  1,000,000      Green Tree Financial Corp., Sr. Sub. Note, 10.25%,
6/1/2002        1,111,160

  1,225,000      Lehman Brothers Holdings, Inc., Bond, 6.20%,
1/15/2002             1,200,475

    750,000  (b)  Life Re Capital Trust I, Company Guarantee, 8.72%,
6/15/2027        831,705

    500,000      National Australia Bank, Ltd., Melbourne, Sub. Note, Series B,
                 6.60%,

12/10/2007                                                    506,875
    375,000      Provident Cos., Inc., Bond, 7.405%,
3/15/2038                        362,921
  1,000,000      Republic New York Corp., Sub. Note, 7.75%,

5/15/2009               1,135,100
    600,000      SunAmerica, Inc., Sr. Note, 6.20%,

10/31/1999                        605,574
    650,000      SunAmerica, Inc., Sr. Note, 9.00%,

1/15/1999                         655,096


FEDERATED STOCK AND BOND FUND, INC.

PRINCIPAL

AMOUNT
VALUE


CORPORATE BONDS-CONTINUED

FINANCE-CONTINUED

$ 1,500,000      Trans Ocean Container Corp., Sr. Sub. Note, 12.25%,
7/1/2004   $   1,663,020

    750,000      USF&G Corp., Company Guarantee, 8.47%,
1/10/2027                     837,990

Total                                                             18,786,287

                 FOREST
PRODUCTS-0.6%

  1,000,000      Donohue Forest Products, 7.625%,
5/15/2007                         1,067,490

    250,000      Quno Corp., Sr. Note, 9.125%,
5/15/2005                              273,365

Total                                                              1,340,855

                 HEALTH
CARE-0.5%

    550,000      Tenet Healthcare Corp., Sr. Note, 8.00%,
1/15/2005                   559,592

    500,000  (b) Tenet Healthcare Corp., Sr. Sub., 8.125%,
12/1/2008                  512,500

Total                                                              1,072,092

                 OIL &
GAS-0.5%

  1,250,000      Husky Oil Ltd., Sr. Note, 7.125%,
11/15/2006                       1,292,287

                 PRINTING &
PUBLISHING-0.5%

  1,000,000      News America Holdings, Inc., 10.125%,
10/15/2012                   1,181,690

                 PRODUCER
MANUFACTURING-1.5%

  1,000,000      Anixter International, Inc., Company Guarantee, 8.00%,

9/15/2003                                                          1,053,540
    550,000      Cummins Engine Co., Inc., Deb., 7.125%,
3/1/2028                     510,312

  1,815,000      Figgie International Holdings, Inc., Sr. Note, 9.875%,

10/1/1999                                                          1,873,225

Total                                                              3,437,077

                 REAL
ESTATE-1.2%

  1,000,000      Price REIT, Inc., Sr. Note, 7.50%,
11/5/2006                       1,015,300

    500,000      Storage USA, Note, 8.20%,
6/1/2017                                   481,865

    750,000      Storage USA, Deb., 7.50%,
12/1/2027                                  652,035

    600,000      Sun Communities, Inc., Medium Term Note, 6.77%,
5/16/2005            611,280

Total                                                              2,760,480

                 RETAIL
TRADE-2.5%

  1,000,000      Harcourt General, Inc., Sr. Deb., 7.20%,
8/1/2027                    947,690

  1,130,550      K Mart Corp., Pass Thru Cert., 8.54%,
1/2/2015                     1,108,866

  1,000,000      May Department Stores Co., Deb., 8.125%,
8/15/2035                 1,167,490


FEDERATED STOCK AND BOND FUND, INC.

PRINCIPAL

AMOUNT
VALUE


CORPORATE BONDS-CONTINUED

                 RETAIL

TRADE-CONTINUED

$ 1,000,000      Penney (J.C.) Co., Inc., Deb., 7.65%,
8/15/2016                $   1,053,760

  1,250,000      Shopko Stores, Inc., Sr. Note, 9.25%,
3/15/2022                    1,513,775

Total                                                              5,791,581

SERVICES-3.8%

    750,000      California Energy Co., Inc., Sr. Disc. Note, 10.25%,

1/15/2004                                                            792,188
  1,000,000      Comcast Corp., Note, 8.50%,
5/1/2027                               1,201,330
  1,000,000      Continental Cablevision, Sr. Deb., 9.50%,

8/1/2013                 1,206,590
  1,300,000      Loewen Group Int'l., Sr. Note, 8.25%,

4/15/2003                    1,007,500
  1,200,000      TKR Cable, Inc., Deb., 10.50%,

10/30/2007                          1,327,776
  1,000,000      USA Waste Services, Inc., Sr. Note, 7.125%,

10/1/2007              1,039,710

  1,250,000      Valassis Communication, Inc., Sr. Sub. Note, 9.375%,

3/15/1999                                                          1,270,775
  1,000,000      Waste Management, Inc., Deb., 8.75%,
5/1/2018                      1,119,140

Total                                                              8,965,009

                 SOVEREIGN
GOVERNMENT-0.6%

    250,000      Quebec, Province of, Notes, 9.125%,
8/22/2001                        278,172

  1,000,000      Quebec, Province of, Deb., 13.25%,
9/15/2014                       1,115,500

Total                                                              1,393,672

TRANSPORTATION-0.8%

  1,000,000      Continental Airlines, Inc., Pass Thru Cert., Series 1997-4B,
                 6.90%,

1/2/2017                                                    1,054,630
    700,000      Southwest Airlines Co., Deb., 7.375%,

3/1/2027                       726,306

Total                                                              1,780,936

UTILITIES-1.6%

  1,000,000      BellSouth Telecommunications, Inc., Deb., 7.00%,
12/1/2095         1,088,780

    300,000      BellSouth Telecommunications, Inc., Deb., 7.625%,
5/15/2035          325,611

  1,000,000      Enersis S.A., Note, 7.40%,
12/1/2016                                 781,110

    750,000  (b)  Israel Electric Corp. Ltd., Sr. Note, 7.875%,
12/15/2026             746,730

    600,000      Puget Sound Energy, Inc., Medium Term Note, 7.02%,
12/1/2027         623,880


FEDERATED STOCK AND BOND FUND, INC.

PRINCIPAL

AMOUNT
VALUE


CORPORATE BONDS-CONTINUED

UTILITIES-CONTINUED

$   500,000  (b)  Tenaga Nasional Berhad, Deb., 7.50%,
1/15/2096                 $     208,180

Total                                                               3,774,291
                 TOTAL CORPORATE BONDS (IDENTIFIED COST
$66,691,012)                67,863,595
GOVERNMENT AGENCIES-13.0%

                 MORTGAGE BACKED

SECURITIES-4.5%

  1,000,000      Federal Home Loan Bank System, 5.905%,
7/22/2008                    1,040,840

  2,000,000      Federal Home Loan Bank System, Sr. Note, 5.80%,
9/2/2008            2,082,020

    742,500      Federal Home Loan Mortgage Corp., Pool E72530, 6.50%,

9/1/2013                                                              753,407
  1,000,000      Federal Home Loan Mortgage Corp., Pool TBA, 6.50%,

11/1/1999        1,008,130

  1,010,000      Federal Home Loan Mortgage Corp., Pool C15694, 7.00%,

10/1/2028                                                           1,030,200
    505,000      Federal National Mortgage Association, Pool 445522, 6.00%,

10/1/2028                                                             499,001
  1,000,000      Federal National Mortgage Association, Pool TBA, 6.00%,

12/1/1999                                                           1,004,060
    505,000      Federal National Mortgage Association, Pool 441253, 6.50%,

12/1/1999                                                             508,944
     24,014      Federal National Mortgage Association, Pool 50796, 7.50%,

9/1/2023                                                               24,644
    315,647      Federal National Mortgage Association, Pool 124009, 9.00%,

11/1/2021                                                             335,078
  1,000,000      Government National Mortgage Association, Pool TBA, 7.00%,

11/1/2099                                                           1,023,440
    750,000      Government National Mortgage Association, Pool 483195, 7.50%,

10/15/2028                                                            772,965
    495,001      Government National Mortgage Association, Pool 456589,

                 8.00%,

7/15/2028                                                      512,944

Total                                                              10,595,673

                 TREASURY
SECURITIES-8.5%

  2,000,000      United States Treasury Bond, 6.375%,
8/15/2027                      2,304,520

    750,000      United States Treasury Bond, 8.125%,
5/15/2021                      1,014,165

  1,000,000      United States Treasury Bond, 11.625%,
11/15/2004                    1,367,650

  5,800,000      United States Treasury Note, 5.25%,
8/15/2003                       6,052,822


FEDERATED STOCK AND BOND FUND, INC.

PRINCIPAL

AMOUNT
VALUE


GOVERNMENT AGENCIES-CONTINUED

                 TREASURY

SECURITIES-CONTINUED

$ 3,800,000      United States Treasury Note, 5.625%,
5/15/2008                 $   4,094,500

  1,000,000      United States Treasury Note, 7.75%,
11/30/1999                     1,034,740

  3,300,000      United States Treasury Note, 7.875%,
11/15/2004                    3,878,589

Total                                                             19,746,986
                 TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST
$29,816,916)           30,342,659
MUNICIPAL SECURITIES-1.3%

  1,000,000      Harvard University, Revenue Bonds, 8.125% Bonds,
4/15/2007         1,184,230

    500,000      Atlanta & Fulton County, GA Recreation Authority, Taxable
                 Revenue Bonds, Series 1997, 7.00% Bonds (Downtown Arena

                 Project)/(FSA INS),
12/1/2028                                        533,345

    250,000      McKeesport, PA, Taxable G.O. Series B 1997, 7.30% Bonds
                 (MBIA INS),
3/1/2020                                                 263,982

  1,000,000      Kansas City, MO Redevelopment Authority, 7.65% Bonds
                 (FSA LOC),

11/1/2018                                               1,151,900
                 TOTAL MUNICIPAL SECURITIES (IDENTIFIED COST

$2,807,755)            3,133,457
MUTUAL FUNDS-2.5%

    647,877      The High Yield Bond Portfolio (IDENTIFIED COST
$6,148,122)         5,811,456

(C)REPURCHASE AGREEMENT-1.9%

  4,450,000      Westdeutsche Landesbank Girozentrale, 5.42%, dated 10/30/
                 1998, due 11/2/1998 (AT AMORTIZED

COST)                            4,450,000
                 TOTAL INVESTMENTS (IDENTIFIED COST

$210,911,748)(D)            $ 233,999,615


  (a)  Non-income producing security.

  (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1998, these securities amounted to $7,237,043 which represents 3.1% of net assets.

  (c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through articipation in a joint account with other Federated funds.

  (d) The cost of investments for federal tax purposes amounts to $211,084,518. The net unrealized appreciation of investments on a federal tax basis amounts to $22,915,097 which is comprised of $30,218,728 appreciation and $7,303,631 depreciation at October 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($232,948,503) at October 31, 1998.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt FSA -Financial Security Assurance INS -Insured LOC -Letter of Credit MBIA -Municipal Bond Investors Assurance PLC -Public Limited Company REIT -Real Estate Investment Trust TBA -To Be Announced

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998



ASSETS:

Total investments in securities,  at value (identified cost $210,911,748 and tax cost  $211,084,518) $ 233,999,615  Income  receivable  2,272,513  Receivable for
shares  sold  691,749  Total  assets   236,963,877   LIABILITIES:   Payable  for
investments  purchased $ 3,728,109 Payable for shares redeemed 78,251 Payable to
Bank  67,672  Payable for taxes  withheld  691 Accrued  expenses  140,651  Total liabilities  4,015,374 NET ASSETS:  12,176,606 shares  outstanding $ 232,948,503
NET ASSETS CONSIST OF: Paid in capital $ 198,668,661 Net unrealized appreciation of investments  and  translation of assets and  liabilities in foreign  currency
23,087,867  Accumulated  net realized gain on investments  and foreign  currency transactions  10,904,425  Undistributed  net investment income 287,550 Total net assets $ 232,948,503 NET ASSET VALUE,  OFFERING PRICE,  AND REDEMPTION  PROCEEDS
PER SHARE: CLASS A SHARES: Net Asset Value Per Share  ($196,149,337 / 10,249,352
shares  outstanding)  $19.14  Offering  Price Per Share  (100/94.50  of $19.14)*
$20.25 Redemption  Proceeds Per Share $19.14 CLASS B SHARES: Net Asset Value Per
Share  ($26,487,330 / 1,386,561  shares  outstanding)  $19.10 Offering Price Per
Share $19.10 Redemption Proceeds Per Share (94.50/100 of $19.10)* $18.05 CLASS C
SHARES:  Net Asset Value Per Share  ($10,311,836 / 540,693  shares  outstanding)
$19.07 Offering Price Per Share $19.07 Redemption  Proceeds Per Share (99.00/100
of $19.07)** $18.88


 * See "What do Shares Cost" in the Prospectus.

 ** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $16,035)                        $3,223,014

Interest                                                                     5,955,393

Total income                                                                 9,178,407

EXPENSES:
Investment advisory fee                                     $1,476,808
Administrative personnel and services fee                                     185,000

Custodian fees                                                                 21,970

Transfer and dividend disbursing agent fees and expenses                      198,597
Directors'/Trustees' fees                                                      12,075

Auditing fees                                                                  16,092

Legal fees                                                                      3,211

Portfolio accounting fees                                                      81,009

Distribution services fee-Class B Shares                                      108,597

Distribution services fee-Class C Shares                                       32,704

Shareholder services fee-Class A Shares                                       451,137

Shareholder services fee-Class B Shares                                        36,199

Shareholder services fee-Class C Shares                                        10,901

Share registration costs                                                       58,258

Printing and postage                                                           36,879

Insurance premiums                                                              4,110

Taxes                                                                          10,300

Miscellaneous                                                                  15,671

Total expenses                                                              2,759,518

Waivers-
Waiver of investment advisory fee                              (144,801)

Net expenses                                                                2,614,717

Net investment income                                                       6,563,690

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on investments and foreign currency transactions

11,035,163

Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency
1,575,841
Net realized and unrealized gain on investments and
foreign currency
12,611,004
Change in net assets resulting from operations                              $
19,174,694


(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                            YEAR

ENDED OCTOBER 31,

1998               1997

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS-

Net investment income                                             $
6,563,690       $  4,688,063
Net realized gain on investments and foreign currency
transactions ($11,079,396 and $22,149,236, respectively, as
computed for federal tax purposes)
11,035,163         22,063,804
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency
1,575,841          4,663,076
Change in net assets resulting from operations
19,174,694         31,414,943
NET EQUALIZATION CREDITS-
-            289,759
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net investment
income
Class A Shares
(6,313,087)        (4,348,933)
Class B Shares
(396,588)           (38,375)
Class C Shares
(114,568)            (9,286)
Distributions from net realized gains on investments and
foreign currency
transactions
Class A Shares
(21,222,534)       (13,236,606)
Class B Shares
(737,810)           (45,261)
Class C Shares
(149,001)           (10,132)
Change in net assets resulting from distributions to
shareholders
(28,933,588)       (17,688,593)
SHARE TRANSACTIONS-
Proceeds from sale of shares
100,669,369         60,106,988
Net asset value of shares issued to shareholders in payment
of distributions declared
24,499,769         14,484,711
Cost of shares redeemed
(50,977,134)       (50,881,341)
Change in net assets resulting from share transactions
74,192,004         23,710,358
Change in net assets
64,433,110         37,726,467
NET ASSETS:
Beginning of period
168,515,393        130,788,926
End of period (including undistributed net investment income
of $287,550 and $573,528, respectively)                          $
232,948,503      $ 168,515,393


(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED OCTOBER 31,

                                                                            1998

1997          1996        1995         1994

NET ASSET VALUE, BEGINNING OF PERIOD                        $20.46
$18.96       $18.38       $16.25       $16.87
INCOME FROM INVESTMENT

OPERATIONS

Net investment income                                         0.65
0.63         0.61         0.63         0.51
Net realized and unrealized gain (loss) on investments        1.37

3.34         1.81         2.21        (0.59)
Total from investment operations                              2.02
3.97         2.42         2.84        (0.08)
LESS
DISTRIBUTIONS

Distributions from net investment income                     (0.69)
(0.56)       (0.63)       (0.62)       (0.54)
Distributions from net realized gain on investments          (2.65)
(1.91)       (1.21)       (0.09)           -
Total distributions                                          (3.34)
(2.47)       (1.84)       (0.71)       (0.54)
NET ASSET VALUE, END OF PERIOD                              $19.14
$20.46       $18.96       $18.38       $16.25
TOTAL RETURN(A)                                              11.09%
23.02%       14.57%       17.99%       (0.48% )
RATIOS TO AVERAGE NET

ASSETS

Expenses                                                      1.25%
1.21%        1.10%        1.07%        1.06%
Net investment income                                         3.30%
3.06%        3.44%        3.71%        3.23%
Expense waiver/reimbursement(b)                               0.07%
0.16%        0.27%        0.31%        0.07%
SUPPLEMENTAL
DATA

Net assets, end of period (000 omitted)                   $196,149
$162,780      $130,694    $134,669     $125,382
Portfolio turnover                                              53%
87%          74%          68%          45%


  (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      YEAR ENDED

OCTOBER 31,

                                                          1998

1997        1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                     $20.45

$18.96       $17.89

INCOME FROM INVESTMENT

OPERATIONS

Net investment income                                      0.50
0.51         0.02
Net realized and unrealized gain on investments            1.37
3.34         1.05

Total from investment operations                           1.87
3.85         1.07

LESS
DISTRIBUTIONS

Distributions from net investment income                  (0.57)
(0.45)           -
Distributions from net realized gain on investments       (2.65)

(1.91)           -
Total distributions                                       (3.22)
(2.36)           -
NET ASSET VALUE, END OF PERIOD                           $19.10
$20.45       $18.96

TOTAL RETURN(B)                                           10.26%
22.20%        5.98%

RATIOS TO AVERAGE NET

ASSETS

Expenses                                                   2.00%
1.96%        1.96% *
Net investment income                                      2.55%
2.31%        3.52% *

Expense waiver/reimbursement(c)                            0.07%
0.16%        0.15% *

SUPPLEMENTAL
DATA

Net assets, end of period (000 omitted)                 $26,487
$4,622          $94
Portfolio turnover                                           53%
87%          74%


 * Computed on an annualized basis.

  (a) Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                            YEAR

ENDED OCTOBER 31,

                                                                            1998

1997        1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                           $20.42

$18.96       $17.89

INCOME FROM INVESTMENT

OPERATIONS

Net investment income                                            0.50
0.47         0.04
Net realized and unrealized gain on investments                  1.37
3.35         1.03

Total from investment operations                                 1.87
3.82         1.07

LESS
DISTRIBUTIONS

Distributions from net investment income                        (0.57)
(0.45)           -
Total distributions from net realized gain on investments       (2.65)

(1.91)           -
Total distributions                                             (3.22)
(2.36)           -
NET ASSET VALUE, END OF PERIOD                                 $19.07
$20.42       $18.96

TOTAL RETURN(B)                                                 10.21%
22.08%        5.98%

RATIOS TO AVERAGE NET

ASSETS

Expenses                                                         2.00%
1.96%        2.03% *
Net investment income                                            2.55%
2.31%        1.94% *

Expense waiver/reimbursement(c)                                  0.07%
0.16%        0.15% *

SUPPLEMENTAL
DATA

Net assets, end of period (000 omitted)                       $10,312
$1,114           $2
Portfolio turnover
53%          87%          74%


 * Computed on an annualized basis.

  (a) Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

1. ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-ended management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, (other fixed income and asset- backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for paydown of certain debt instruments. The following reclassification was made to the financial statements.

                 UNDISTRIBUTED NET   ACCUMULATED NET
PAID-IN CAPITAL  INVESTMENT INCOME    REALIZED GAINS

   $114,198         ($25,425)           ($88,773)


FEDERAL TAXES-It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION-Effective November 1, 1997 the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceed of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income on a per share basis, as determined on the date of transaction. This change in accounting policy does not effect the Fund's net assets, net asset value per share, or net investment income.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at October 31, 1998 is as follows:

SECURITY                               ACQUISITION DATE   ACQUISITION COST
125 Home Loan Owner Trust                  8/3/1998         $1,249,414
Den Danske Bank                            1/7/1998            524,499
Equitable Life                           10/17/1996            993,878
Israel Electric Corp.                    12/16/1997            770,164
Life Re Capital Trust I                   7/15/1998            768,126
Normandy Finance Ltd.                      7/2/1998            499,720
Reliance Industries Ltd.                  1/10/1997          1,250,000
SMFC Trust Asset-Backed Certificates       2/4/1998            270,651
Swedbank                                   1/7/1998            520,659
Tenaga Nasional Berhad                     3/3/1997            474,927
Tenet Healthcare                           5/8/1998            498,060


USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At October 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                          NUMBER OF PAR VALUE

CLASS NAME             CAPITAL STOCK AUTHORIZED
Class A Shares               750,000,000
Class B Shares               500,000,000
Class C Shares               500,000,000

         TOTAL             1,750,000,000

Transactions in capital stock were as follows:


YEAR ENDED OCTOBER 31,

1998                              1997
CLASS A SHARES

SHARES            AMOUNT          SHARES            AMOUNT


Shares sold                                                   3,542,424
$  67,544,429      2,977,985      $  54,558,231
Shares issued to shareholders in
payment of distributions declared
1,276,278         23,272,273        809,532         14,391,854
Shares redeemed                                              (2,526,870)
(48,035,912)    (2,721,403)       (50,579,473)
Net change resulting from Class A Share transactions          2,291,832
$  42,780,790      1,066,114      $  18,370,612


YEAR ENDED OCTOBER 31,

1998                              1997

CLASS B SHARES

SHARES            AMOUNT           SHARES           AMOUNT
Shares sold                                                   1,213,089
$  23,170,632        229,204      $   4,445,960
Shares issued to shareholders in payment of distributions
declared
54,776            999,932          4,184             76,944
Shares redeemed
(107,363)        (2,039,916)       (12,259)          (243,127)
Net change resulting from Class B Share transactions          1,160,502
$  22,130,648        221,129      $   4,279,777


YEAR ENDED OCTOBER 31,

1998                                1997
CLASS C SHARES

SHARES             AMOUNT          SHARES            AMOUNT


Shares sold                                                     520,556
$   9,954,308         56,460      $   1,102,797
Shares issued to shareholders in payment of distributions
declared
12,508            227,564            870             15,913
Shares redeemed
(46,910)          (901,306)        (2,889)           (58,741)
Net change resulting from Class C Share transactions            486,154
$    9,280,566         54,441     $    1,059,969
Net change resulting from share transactions                  3,938,488
$  74,192,004      1,341,684      $  23,710,358


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
(a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.5% of the gross income of the Fund, excluding capital gains or losses.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses of the average daily net assets of each class as follows.

                           PERCENTAGE OF AVERAGE DAILY

SHARE CLASS NAME               NET ASSETS OF CLASS
Class A Shares                           0.25%
Class B Shares                           0.75%
Class C Shares                           0.75%


For the year ended October 31, 1998, Class A Shares did not incur a distribution service fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ serves as transfer and dividend disbursing agent for the Fund. The fee paid is based on the size, type, and number of accounts and transactions made by shareholders.

GENERAL-Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1998, were as follows:

PURCHASES   $154,176,581
SALES       $103,544,116

6. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INDEPENDENT AUDITORS' REPORT

To The Board of Trustees and Shareholders of

FEDERATED STOCK AND BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Stock and Bond Fund, Inc. as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock and Bond Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania

December 16, 1998

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Nicholas J. Seitanakis
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp. Distributor

 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

Cusip 313911109

Cusip 313911208

Cusip 313911307

G01454-01 (12/98)

[Graphic]

                       FEDERATED STOCK AND BOND FUND, INC.

                                    APPENDIX

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/68 to 10/31/98. The "y" axis is measured in increments of $70,000 ranging from $0 to $420,000 and indicates that the ending value of hypothetical initial investment of $30,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $378,993 on10/31/98.

                       FEDERATED STOCK AND BOND FUND, INC

                                    APPENDIX

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/68 to 10/31/98. The "y" axis is measured in increments of $70,000 ranging from $0 to $420,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $212,323 on 10/31/98.

                       FEDERATED STOCK AND BOND FUND, INC.

                                    APPENDIX

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 10/31/88 to 10/31/98. The "y" axis is measured in increments of $15,000 ranging from $0 to $75,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in the fund's Class A Shares would have grown to $68,097 on 10/31/98.

                       FEDERATED STOCK AND BOND FUND, INC

                                    APPENDIX

A4. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/31/88 to 10/31/98. The "y" axis is measured in increments of $20,000 ranging from $0 to $140,000 and indicates that the ending value of hypothetical initial investment of $25,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $72,583 on 10/31/98.

                       FEDERATED STOCK AND BOND FUND, INC.

                                    APPENDIX

A5. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/30/96 to 10/31/98. The "y" axis is measured in increments of $8,000 ranging from $0 to $48,000 and indicates that the ending value of hypothetical initial investment of $25,000 in the fund's Class B Shares, assuming the reinvestment of capital gains and dividends, would have grown to $34,215 on 10/31/98.